                            [Caldwell & Orkin Logo]


                           THE MARKET OPPORTUNITY FUND



                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                      DECEMBER 18, 1998

We are pleased to report that the Caldwell & Orkin Market Opportunity Fund continued to achieve solid returns for its shareholders in both the 6-month and 12-month periods ended October 31, 1998. We are particularly proud of the Fund's long-term performance.

Since its August 24, 1992 commencement of active management through October 31, 1998, the Fund has outperformed both the S&P 500 with Income and NASDAQ Composite indices during one of the strongest bull markets of all time (see pages 6, 9 & 10). These results are notable given the Fund's "market-risk sensitive" investment approach.
Of course, past performance is no guarantee of future results.

SIX MONTHS IN REVIEW

The past six months have witnessed considerable market turbulence, as the "Asian Flu" has spread from East Asia to most of the world. Your Fund has been postured for a high-risk stock market. In the six months ended October 31, 1998, the Fund rose 13.9%, versus -0.4% for the S&P 500 with income and -5.2% for the NASDAQ Composite. For the twelve months ended October 31, 1998, the Fund has returned 21.0% (see page 9). We have managed sensitivity to market risk by maintaining the Fund's short position in the 35% to 40% range (see page 5), effectively decreasing net exposure to the market.

In late August, Russia floated a radical restructuring plan of its short-term domestic debt. Russian bonds have always been considered "junk bonds," and like most junk bonds their price did not adequately reflect the high amount of risk. Meanwhile, a fixed income arbitrage strategy had been implemented by many hedge funds on Wall Street, with leverage increasing as the spreads narrowed. When the inherent risks in these bonds surfaced, illiquidity ensued under the weight of the debt - the money just wasn't there - and financial crisis followed. The debt crisis, combined with the political uncertainty of Russian President Boris Yeltsin's government and an otherwise deteriorating global economic environment, contributed to an August sell-off in the U.S. markets. The S&P 500 with income fell 14.5%, and the NASDAQ Composite Index lost 20%. The Market Opportunity Fund, by comparison, rose 3.1% in August.

The U.S. Federal Reserve stepped in to fend off the crisis with a more accommodative interest rate policy. The excess economic liquidity created by lower rates quickly found its way into financial assets, and prices rose. When a second interest rate cut was announced in mid-October, the Fund was positioned 11% net short, with many financial service firms (sub-prime mortgage lenders, sub-prime auto lenders and credit card companies) among the shorts. On the news, we restructured the portfolio and covered certain shorts, including many in the financial services group, and within three trading days transitioned the portfolio to an 8% net long position. In general, when the Fund is in synch with the market and a trend reverses, we tend to underperform. The S&P 500 gained 8.1% in October, and the Fund lost 2.7%. We work continually to invest in the right companies with the "correct" allocation as determined by our perception of risk versus reward.

The Fund's net assets stood at $398.8 million on October 31, 1998. The increase in assets has triggered a reduction in the scaled advisory fee rate paid to the Fund Manager. For the six-month period ended October 31, the management fee rate was .79%, down from .88% for the year ended April 30, 1998 (all figures are stated on an annualized basis). Fund operating expenses (including legal, audit and certain other expenses) have also decreased from .29% to .18% for the periods referenced above. The final component of the Fund's expense ratio, dividend expense on short sales, has increased from .05% to .33%. Because of this increase, which is directly related to our increased exposure to short sales, the Fund's total expense ratio (based on the six months ended October 31, 1998) has increased slightly from 1.22% to 1.30% on an annualized basis.

OUTLOOK

The deflationary nature of the Asian Flu has thus far been beneficial for U.S. consumers, who are enjoying low prices (especially during the holiday season) on everything from gasoline to electronics. But there is a cost: with virtually no pricing power and cheap imports flooding our shores, U.S. companies are taking a hard look at cost structures to maintain margin, and that means jobs. While unemployment remains at historically low levels, a groundswell of layoff announcements may put the brakes on the engine that has fueled the recent U.S. economic expansion - consumer spending.

In fact, personal spending has for the past two months outpaced personal savings
- resulting in negative personal savings rates. We view this as a red flag, along with the heavy debt burden on U.S. households, the explosive amount of margin debt in the stock market, high valuation levels of the U.S. market and declining profits of U.S. corporations (see pages 6 & 7 - charts courtesy of Ned Davis Research, Inc.) The market's long-running advance has left investors complacent, apparently willing to stay invested through turbulent times, yet not challenged by extended periods of flat to down performance.

In addition to the U.S. Fed, central banks around the world are lowering interest rates to ward off global deflation and stimulate economic growth, creating an environment of excess economic liquidity (the relationship between liquidity or money supply and economic growth). This is generally bullish for financial assets as money flows into stocks and bonds.

While the Fed may be able to stave off a market decline in the near term, given the red flags discussed above we believe they are only delaying what may become an even harsher setback.

WELCOME TO OUR NEW SHAREHOLDERS

We extend a warm welcome to all of our new shareholders, and we would like to take this opportunity to address two of your most frequently asked questions:
"What kind of fund is the Caldwell & Orkin Market Opportunity Fund," and "what drives your equity selections?"

The Market Opportunity Fund is a dynamic fund that changes as market conditions change. Our disciplined investment style allows us to admit our mistakes and move on. Central to our discipline is the realization that the market is bigger than we are and it can roll us over on a whim. It is, after all, the market. The Fund is not contrarian in nature (it doesn't necessarily go against the grain), rather, it is independent: at times the Fund is in sync with the market while at other times it bears no resemblance. It is not a Micro-Cap, Small-Cap, Mid-Cap, Large-Cap, Value, Growth, Sector - type fund. It doesn't live in a box, but rather has the flexibility and discipline to pursue different opportunities across the investment landscape.

Our objective in managing the Market Opportunity Fund is to produce solid returns over time while maintaining a sensitivity to market risk given varying market environments. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to cushion against the downside market risk. Short positions are used to manage exposure to market risk, with the intent of making money when stock prices fall.

We employ a flexible investment style based on various forms of analysis to manage stock risk. In equity selection we look for change, which could include (among other things) earnings acceleration or deceleration, new products, changes in management or a change in the competitive environment. And, because of our long-short investment style, the change can be either positive or negative. That fact, in itself, greatly expands our investment selection universe.

We highlight the Fund's low market risk profile as evidence of our investment approach. From its August 24, 1992 commencement of active management through the month ended October 31, 1998, the Fund has correlated with the S&P 500 with income only 5.1% of the time, with only 14% of its volatility as measured by beta. (An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.) Thus, during this period, the Fund has not moved in step with the S&P, yet it has outperformed the index (20.7% average annual return vs. 19.9% for the index) in what is generally considered to be a bull market, while maintaining a hedged exposure to the market's risk.

The Fund may be characterized as a moderate hedge fund. Effective November 16, 1998, short positions can comprise up to 60% of the Fund's net assets. The prior limitation was 40%. This unique flexibility gives Fund management considerable investment latitude in its ability to shift between correlated, market neutral and negatively-correlated postures, and allows the Fund to participate in the market's potential upside, while hedging against the downside. The Fund's market exposure can be anywhere from 100% net long to 60% net short. Historically, however, the Fund's asset allocation has not approached these extremes, nor is it expected to do so. The Equity Investment Position chart on page 5 provides a graphical representation of the Fund's historical asset allocation since commencement of active management.

As an interesting testament to the Market Opportunity Fund's relative uniqueness, Morningstar Inc.'s "best fit index" for the Fund (the market index that shows the best monthly-returns correlation with a fund in the most recent 36 consecutive months) as of the date of this letter was the Morgan Stanley Capital International Pacific Index. The Market Opportunity Fund invests almost exclusively in U.S. equities, and has no direct Pacific country exposure.

Just over a year ago, in order to discourage shareholder timing of the Fund, we began imposing a 2% redemption fee on shares purchased directly from the Fund on or after October 1, 1997 and sold within six months of purchase. The redemption fee is retained by the Fund for the benefit of you, the Fund's remaining shareholders. It is not paid to the Manager.

Finally, we invite our shareholders who are invested directly with the Fund (as opposed to through a brokerage account) to access their account information 24 hours a day, 7 days a week from any touch-tone phone by calling (800) 467-7903.

YEAR 2000 READINESS

Many computer systems in use today cannot recognize, calculate or accurately process date-related information on or after January 1, 2000, due to the manner in which such systems encode the year 2000. Caldwell & Orkin, Inc. has installed, or is in the process of installing, internal computer systems that will process Year 2000 dates properly. We require Year 2000 readiness whenever we purchase new software or hardware, and we have received assurances, or are seeking assurances, from all of our third party external service providers that their services to the Fund will not be affected by Year 2000-related problems.

While we are taking steps to reduce the risks associated with Year 2000 computer problems, our internal systems, and/or the systems of our service providers, may still be affected by Year 2000-related problems. Any such negative affect may adversely impact the Fund. We will continue to keep you informed about our Year 2000 readiness preparations in future reports.

FUND CLOSURE

The past six months have been very eventful for the shareholders of the Market Opportunity Fund. The Fund's continued growth led us to close the Fund in order to preserve our investment flexibility and to protect the interests of you, the Fund's shareholders.

On June 10, 1998, with assets having surpassed the $200 million mark, we initiated the first stage of a multi-phase plan, closing the Fund to new investment through omnibus accounts, which includes discount brokers. We also raised the minimums for direct investors. In the following two weeks the Fund's asset base grew by a third. Most of the inflow came from shareholders invested through discount brokers making additional investments in the Fund. Consequently, on June 25 additional investment through omnibus accounts was halted. While we realize the inconvenience to many shareholders and Financial Advisors alike, in the aggregate it was a necessary action to moderate volatile cash flows, which can negatively impact portfolio management. Over the ensuing two months the Fund's assets grew steadily, and on August 28, 1998 we closed the Fund to new direct investment.

Many shareholders (and would-be shareholders) have asked why we closed. Our reasoning is quite simple. During periods of market decline, the Fund has historically performed well relative to market indices. While past performance is no guarantee of future results, we do know that favorable performance often brings recognition and cash inflows. We believe there is currently a high level of risk in the market, and should the market experience a serious setback, we could envision a scenario where cash would come in to the Fund, but our universe of good investment opportunities would be very limited. On the long side, there may be few good investment candidates. And on the short side, we may experience difficulty in executing trades because of a rule that prevents shorting on downticks (downward price movements). Thus, our flexibility in opportunistically investing your (and our) assets could be compromised.

Finally, in answer to another often-asked question, as of this writing we do not have any plans to re-open the Fund to new investment or additional investment through omnibus accounts. We prefer to manage the Fund for performance rather than for new asset growth.

A TRIBUTE

As a closing remark to all shareholders of the Caldwell & Orkin Market Opportunity Fund, I would like to recognize and thank the man I consider my mentor in the investment management business, Mr. H. Eugene Caldwell. Gene is currently Chairman Emeritus of the Market Opportunity Fund's Board of Directors and an investor in the Fund.

Gene's distinguished career in investment management began back in 1948, when he was employed at what we know today as SunTrust Company. During the next several decades, Gene honed his investment skills while developing his own style of managing money.

In January, 1986, Gene and I began working together in Atlanta, managing accounts in the style founded on the belief that no one investment discipline works all of the time; rather, different market environments require a dynamic, yet disciplined, investment focus. Gene retired from active management at Caldwell & Orkin, Inc. in the spring of 1992. His foresight and strategic vision provided the genesis of our style of risk-averse investing, and to this day we continue to use the concepts learned from this truly great investor.

I owe Gene Caldwell a heartfelt debt of gratitude.

We appreciate your investment in the Market Opportunity Fund. Your Fund's management will strive to aggressively pursue opportunities in the marketplace, yet remain hedged (as long as we perceive market risk is high) and poised to react decisively to market change. We will continue to work through setbacks (the market's and our own) as we historically have done, as we manage for risk, not just for return. Thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer













                          [Equity Investment Position]






                     Chart Courtesy Ned Davis Research, Inc.

                     [CHART 2 HOUSEHOLD DEBT AS A % OF GDP]
                         Quarterly Data 3/31/61-9/30/98











                  [CHART 3 MARGIN DEBT AS A PERCENTAGE OF GDP]
                         Monthly Data 1/31/46-10/31/98
























                    Charts Courtesy Ned Davis Research, Inc.

                  [CHART 4 STANDARD & POOR'S 500 STOCK INDEX
                   & S&P 500 Price/Earnings
                   Ratio Monthly Data 3/31/26-11/30/98
                   (Log Scale)]









           [CHART 5 WHAT MIGHT BE THE TRIGGER TO BURST THE BUBBLE?]
            Household Employment Year-to-Year Change
            After-Tax Profits Year-to-Year Change
            Personal Savings Rate
            Monthly Data 1/31/59-11/30/98




















                    Charts Courtesy Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                   STATISTICAL RISK PROFILE 9/30/92 - 10/31/98

                             TEN WORST S&P 500 DAYS

Date              C&O MOF          S&P 500          Variance
----              -------          -------          --------
10/27/97          -1.60%            -6.86%            5.26%             ---------------------------
08/31/98           0.42             -6.77             7.19              The Caldwell & Orkin
08/27/98          -0.19             -3.83             3.64              Market Opportunity Fund
08/04/98           0.10             -3.62             3.72              outperformed the S&P
03/08/96          -1.30             -3.07             1.77              500 on all ten of the ten
09/30/98           0.55             -3.04             3.59              worst days, and was
10/01/98           0.82             -3.00             3.82              positive on four of the ten
01/09/98          -0.28             -2.96             2.68              days.
04/11/97          -0.44             -2.72             2.28              ---------------------------
08/15/97          -0.24             -2.58             2.34


                             TEN WORST S&P 500 WEEKS

Week Ending       C&O MOF          S&P 500          Variance
-----------       -------          -------          --------
09/04/98           0.33%            -5.15%            5.48%             -----------------------
08/28/98           0.65             -4.98             5.63              The Caldwell & Orkin
01/09/98          -0.11             -4.83             4.72              Market Opportunity Fund
10/02/98           1.80             -4.00             5.80              outperformed the S&P
07/24/98           0.20             -3.85             4.05              500 in nine of the ten
08/15/97          -0.30             -3.47             3.17              worst weeks, and was
06/24/94           0.24             -3.36             3.60              positive six of the ten
03/31/94          -3.79             -3.16            -0.63              weeks.
12/12/97           1.08             -3.06             4.14              -----------------------
04/12/96          -0.01             -2.88             2.87


                            TEN WORST S&P 500 MONTHS

Month             C&O MOF          S&P 500          Variance
-----             -------          -------          --------
August 1998        3.12%           -14.46%           17.58%             -------------------------
August 1997        4.00             -5.61             9.61              The Caldwell & Orkin
July 1996         -0.82             -4.40             3.58              Market Opportunity Fund
March 1994        -4.10             -4.35             0.25              outperformed the S&P
March 1997         4.50             -4.10             8.60              500 in all ten of the ten
November 1994      0.27             -3.72             3.99              worst months, and was
October 1997       4.21             -3.31             7.52              positive eight of the ten
February 1994      1.36             -2.79             4.15              months.
September 1994     1.18             -2.47             3.65              -------------------------
June 1994          1.22             -2.44             3.66



                                                         C&O MOF                 S&P 500
                                                         -------                 -------
                  Correlation Coefficient                  5.1%                   100.0%
                  Beta                                     0.14                    1.00
                  Sharpe Ratio                             3.74


               PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS

                                                                  C&O MOF                 S&P 500
                                                                  -------                 -------
July 17, 1998 through August 31, 1998                               4.0%                   -19.3%
October 7, 1997 through October 27, 1997                            0.2                    -10.8
March 10, 1997 through April 11, 1997                               3.4                     -9.2


      Short selling began May 2, 1994. Past performance is no guarantee of future results. Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
           TOTAL RETURN PERFORMANCE SUMMARY THROUGH OCTOBER 31, 1998(1)

                                               C&O MARKET                 NASDAQ                S&P 500
                             FISCAL            OPPORTUNITY              COMPOSITE             WITH INCOME
                           YEAR ENDED              FUND                   INDEX                  INDEX
                           ----------          -----------              ---------             -----------
                              1991                 1.25%                   2.02%                  0.02%
                              1992                11.96%(2)               19.38%                 14.03%
                              1993 *              15.09%                  14.30%                  9.23%
                              1993 **             21.09%                  19.09%                  8.67%
                              1994                16.48%                  10.95%                  5.32%
                              1995                (2.28)%                 15.01%                 17.47%
                              1996                31.80%                  41.06%                 30.21%
                              1997                23.24%                   5.90%                 25.12%
                              1998                25.77%                  48.20%                 41.07%
         Six months ended 10/31/98                13.92%                  (5.19)%                (0.41)%
      Twelve months ended 10/31/98                20.96%                  11.16%                 21.99%
                   Since (08/24/92)(3)           220.77%                 218.95%                207.73%
         Since Inception (03/11/91)              245.59%                 272.84%                252.82%
                                                   AVERAGE ANNUAL RETURN

                          One Year                20.96%                  11.16%                 21.99%
                       Three Years                30.04%                  19.58%                 25.99%
                        Five Years                18.31%                  17.85%                 21.30%
                    Since 08/24/92 (3)            20.71%                  20.60%                 19.91%
                 Since Inception (03/11/91)       17.58%                  18.75%                 17.90%


                              NET ASSET ALLOCATION

         [APRIL 30, 1998 CHART]                   [OCTOBER 31, 1998 CHART]





Common Stock Sold Short represents the market value, excluding margin requirements.

--------------------------------------------------------------------------------
(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.
(2) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(3) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.
*    For the full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin Multifactor style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception Nav when active mamagement of the Fund began.

         CALDWELL & ORKIN OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                    March 11, 1991 through October 31, 1998


                                    [CHART]



          CALDWELL & ORKIN OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
           Since Commencement of Active Style of Investment Management
                    August 24, 1992 through October 31, 1998


                                    [CHART]

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                 Shares        Market Value
                                                                 ------        ------------

COMMON STOCK (LONG POSITIONS)                    44.64%
                                                 =====

          BEVERAGES - ALCOHOLIC                   0.35%
              ANHEUSER-BUSCH CO., INC                            23,300        $ 1,384,894

         COMPUTER - LOCAL NETWORKS                6.92%
              3COM CORP*                                        437,900         15,791,769
              ASCEND COMMUNICATIONS, INC*                       153,800          7,420,850
              CISCO SYSTEMS, INC*                                19,600          1,234,800
              NOVELL, INC*                                      212,200          3,156,475

         COMPUTER - MINI/MICRO                    3.43%
              APPLE COMPUTER, INC*                              368,800         13,691,700

         COMPUTER SOFTWARE - EDUC/ENTR            1.54%
              ELECTRONIC ARTS*                                  149,600          6,152,300

         FINANCE - MORTGAGE & RELATED SERV        1.02%
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION                                        57,400          4,064,638

         MEDIA - CABLE TV                         3.56%
              CABLEVISION SYSTEMS CORP*                          79,300          3,826,225
              COMCAST CORPORATION                               146,100          7,213,687
              COX COMMUNICATIONS CL-A*                           57,800          3,171,775

         MEDIA - PERIODICALS                      2.58%
              TIME WARNER, INC                                  111,000         10,302,188

         MEDIA - RADIO/TV                         3.00%
              CBS CORPORATION                                   141,700          3,958,744
              TELE-COMM LIBERTY MEDIA*                          210,100          7,996,931

         MEDICAL - BIOMED/GENETICS                0.14%
              PHARMOS CORP*                                     298,000            558,750

         MEDICAL - ETHICAL DRUGS                  0.93%
              FOREST LABORATORIES*                               88,500          3,700,406

         OIL & GAS - FIELD SERVICES               0.68%
              HALLIBURTON CO                                     75,200          2,702,500

         RETAIL - MAJOR DISCOUNT CHAINS           1.91%
              COSTCO COMPANIES, INC*                            134,300          7,621,525



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                Shares         Market Value
                                                                ------         ------------


         RETAIL - RESTAURANTS                      1.19%
              TRICON GLOBAL RESTAURANTS*                        108,500        $  4,719,750

         RETAIL - SUPER/MINIM MARKETS              5.45%
              KROGER COMPANY*                                   219,800          12,198,900
              SAFEWAY, INC*                                     199,700           9,548,156

         RETAIL/WHOLESALE BUILDING PRODUCTS        2.58%
              HOME DEPOT                                         43,200           1,879,200
              LOWE'S COMPANIES, INC                             249,100           8,391,556

         TELECOMMUNICATIONS - CELLULAR             0.47%
              CELLULAR COMM. PUERTO RICO*                       143,700           1,688,475
              CORECOMM LIMITED*                                  13,900             166,800

         TELECOMMUNICATIONS - SERVICES             5.02%
              CENTURY TEL. ENTERPRISE                           178,200          10,123,987
              MEDIAONE GROUP, INC*                              234,100           9,905,356

         TEXTILE - MILL/HOUSEHOLD                  3.87%
              SHAW INDUSTRIES, INC                              398,000           6,915,250
              WESTPOINT STEVENS, INC*                           299,600           8,519,875
                                                                               ------------

TOTAL COMMON STOCKS (COST $156,738,986)                                         178,007,462
                                                                               ------------

                                                              Par Value
                                                              ---------
U.S. TREASURY NOTES                                1.52%
                                                   ====

         U.S. TREASURY NOTE 5.875% 11/15/05                   5,600,000        $  6,063,753
                                                                               ------------
              (COST  $5,746,094)

Total Investment in Securities (cost $162,485,080#): 46.16%.......              184,071,215
 Other Assets less Liabilities: 53.84%............................              214,698,686
     Total Net Assets 100.00%.....................................             $398,769,901
                                                                               ------------


*    Non-income producing security

#    At October 31, 1998, the cost of securities for federal tax purposes was $166,039,955.

     Unrealized appreciation and depreciation of securities were as follows:
     Gross Unrealized Appreciation                                               $18,247,606
     Gross Unrealized Depreciation                                                  (216,346)
                                                                                 -----------
     Net Unrealized Appreciation                                                 $18,031,260
                                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                      Shares             Market Value
                                                                      ------             ------------

COMMON STOCK (SHORT POSITIONS)                    (39.19%)
                                                  =======

         BANKS - MONEY CENTER                      (2.01%)
              FIRST UNION CORP.                                      (138,200)           ($8,015,600)

         BANKS - SUPER REGIONAL                    (1.27%)
              BANK ONE CORP.                                         (103,600)            (5,063,450)

         BEVERAGES - SOFT DRINKS                   (2.27%)
              COCA-COLA CO.                                          (133,600)            (9,034,700)

         BUILDING - HEAVY CONSTRUCTION             (0.25%)
              JACOBS ENGINEERING GROUP                                (30,100)              (982,012)

         BUILDING - MOBILE/MFG & RV                (1.32%)
              OAKWOOD HOMES CORP.                                     (25,600)              (403,200)
              CLAYTON HOMES, INC.                                    (314,100)            (4,848,919)

         COMMERCIAL SERVICES - MISC.               (1.75%)
              PROFIT RECOVERY GROUP                                  (226,800)            (6,959,925)

         COMPUTER - LOCAL NETWORKS                 (0.19%)
              DAOU SYSTEMS, INC.                                     (167,100)              (762,394)

         COMPUTER - SERVICES                       (0.49%)
              INTELLIGROUP, INC.                                     (112,206)            (1,935,553)

         COMPUTER - SOFTWARE                       (0.25%)
              BAAN COMPANY NV                                         (92,400)            (1,016,400)

         COMPUTER SOFTWARE - ENTERPRISE            (0.91%)
              ENGINEERING ANIMATION, INC.                             (41,100)            (1,800,694)
              SOFTWARE AG SYSTEMS, INC.                              (121,200)            (1,818,000)

         COMPUTER SOFTWARE - MEDICAL               (0.15%)
              QUADRAMED CORP.                                         (29,100)              (596,550)

         DIVERSIFIED OPERATIONS                    (0.08%)
              MINNESOTA MINING & MFG. CO.                              (4,100)              (328,000)

         ELECTRICAL - CONTROL INSTR                (0.59%)
              PARKER HANNIFIN CORP.                                   (66,200)            (2,366,650)

         ELECTRICAL - SEMICONDUCTOR EQUIP          (0.80%)
              APPLIED MATERIALS, INC.                                 (91,500)            (3,173,906)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                      Shares             Market Value
                                                                      ------             ------------


         ELECTRICAL - SEMICONDUCTOR MFG.           (1.31%)
              BURR-BROWN CORP.                                       (196,300)            (3,643,819)
              INTEL CORP.                                             (17,700)            (1,578,619)

         FINANCE - CONSUMER/COMMERCIAL             (1.73%)
              AMERICREDIT CORP.                                      (103,800)            (1,388,325)
              HOUSEHOLD INTERNATIONAL                                (151,200)            (5,528,250)

         FINANCE - INVESTMENT MANAGEMENT           (0.19%)
              T. ROWE PRICE ASSOCIATES                                (21,800)              (775,262)

         FINANCE - MORTGAGE & RELATED SERVS        (0.89%)
              DORAL FINANCIAL CORP.                                   (43,300)              (757,750)
              LONG BEACH FINANCIAL CORP.                              (46,500)              (334,219)
              NEW CENTURY FINANCIAL CORP.                            (219,800)            (1,964,462)
              UNITED COS. FINANCIAL CORP.                            (112,200)              (476,850)

         FINANCIAL SERVICES - MISCELLANEOUS        (4.90%)
              ADVANTA CORP.                                          (335,500)            (3,145,312)
              AMERICAN EXPRESS COMPANY                                (27,600)            (2,439,150)
              FIRST DATA CORP.                                        (37,900)            (1,004,350)
              MBNA CORPORATION                                       (538,800)           (12,291,375)
              NEWCOURT CREDIT GROUP INC.                              (20,300)              (667,362)

         FOOD - MEAT PRODUCTS                      (0.22%)
              TYSON FOODS, INC.  CL-A                                 (37,400)              (860,200)

         INSURANCE - ACCIDENT & HEALTH             (1.09%)
              AFLAC, INC.                                            (114,300)            (4,357,687)

         INSURANCE - LIFE                          (1.19%)
              CONSECO, INC.                                          (136,600)            (4,738,312)

         INSURANCE - PROPERTY/CASUALTY/TITLE       (0.43%)
              PMI GROUP, INC.                                         (34,300)            (1,730,006)

         LEISURE - PHOTO EQUIPMENT/RELATED         (0.43%)
              POLAROID CORP.                                          (65,200)            (1,731,875)

         LEISURE - PRODUCTS                        (0.11%)
              CALLAWAY GOLF COMPANY                                   (38,900)              (423,038)

         MACHINERY - CONSTRUCTION/MINING           (2.01%)
              CATERPILLER, INC.                                      (178,300)            (8,023,500)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                      Shares             Market Value
                                                                      ------             ------------

         MACHINERY - FARM                          (2.27%)
              CASE CORPORATION                                       (145,500)            (3,201,000)
              DEERE & CO.                                            (165,400)            (5,851,025)

         MACHINERY - GENERAL INDUSTRIAL            (0.77%)
              AEROQUIP-VICKERS, INC.                                  (97,600)            (3,074,400)

         MEDICAL - BIOMED/GENETICS                 (0.11%)
              EPITOPE, INC.                                           (78,100)              (424,669)

         MEDICAL - HMO'S                           (1.27%)
              PACIFICARE HEALTH SYSTEMS                               (64,300)            (5,063,625)

         MEDICAL - OUTPATIENT/HOME CARE            (0.38%)
              LINCARE HOLDINGS, INC.                                  (37,500)            (1,497,656)

         MEDICAL - PRODUCTS                        (0.13%)
              VIVUS, INC.                                            (185,400)              (527,231)

         METAL ORES - MISC.                        (0.17%)
              CLEVELAND-CLIFFS, INC.                                  (17,300)              (686,594)

         REAL ESTATE OPERATIONS                    (0.05%)
              FAIRFIELD COMMUNITIES, INC.                             (22,000)              (215,875)

         RETAIL - MISC./DIVERSIFIED                (0.65%)
              TRACTOR SUPPLY COMPANY                                 (105,000)            (2,598,750)

         RETAIL - RESTAURANTS                      (1.27%)
              APPLEBEE'S INTL., INC.                                  (67,800)            (1,381,425)
              LONE STAR STEAKHOUSE                                    (45,100)              (360,800)
              MCDONALD'S CORP.                                        (45,200)            (3,022,750)
              PLANET HOLLYWOOD INTL, INC.                             (56,300)              (225,200)
              RAINFOREST CAFE, INC.                                   (13,300)               (88,113)

         SHOES & RELATED APPAREL                   (0.38%)
              NIKE, INC. - CLASS B                                    (34,600)            (1,511,588)

         STEEL - PRODUCERS                         (1.55%)
              NATIONAL STEEL CORP. CL-B                               (13,900)               (89,481)
              USX-US STEEL GROUP, INC.                               (262,600)            (6,105,450)

         TELECOMMUNICATIONS - SERVICES             (0.62%)
              SMARTALK TELESERVICES, INC.                            (428,600)            (2,491,238)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                      Shares            Market Value
                                                                      ------            ------------

         TRANSPORTATION - AIRLINE                  (1.06%)
              DELTA AIR LINES, INC.                                   (39,800)            (4,201,388)

         TRUCK & PARTS - HEAVY DUTY                (1.68%)
              EATON CORPORATION                                       (68,400)            (4,629,825)
              CUMMINS ENGINE COMPANY                                  (60,300)            (2,057,738)
                                                                                          ----------

TOTAL SECURITIES SOLD SHORT (PROCEEDS $169,810,096)                                    $(156,271,497)
                                                                                        =============


   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS & LIABILITIES
October 31, 1998  (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $162,485,080)                             $184,071,215
Cash                                                                    71,777,473
Segregated cash with brokers and other financial institution           120,558,361
Deposits with brokers for securities sold short                        193,476,196
Receivables:
     Investment securities sold                                         10,400,310
     Interest and dividends                                                907,325
     Capital shares sold                                                   540,312
Other                                                                        2,702
                                                                      ------------

         TOTAL ASSETS                                                  581,733,894
                                                                      ------------

LIABILITIES:
Securities sold short, not yet purchased (proceeds $169,810,096)       156,271,497
Payables:
     Investment securities purchased                                    26,168,364
     Capital Shares Redemed                                                127,262
Accrued expenses                                                           396,870
                                                                      ------------

         TOTAL LIABILITIES                                             182,963,993
                                                                      ------------

TOTAL NET ASSETS                                                      $398,769,901
                                                                      ============

NET ASSETS CONSIST OF:
     Undistributed net investment income                              $  5,928,366
     Accumulated net realized gain                                      12,626,967
     Net unrealized appreciation on investments                         35,124,734
     Paid-in capital applicable to 18,743,032 shares
         outstanding; par value $0.10 per share;
          30,000,000 shares authorized                                 345,089,834
                                                                      ------------

                                                                      $398,769,901
                                                                      ============
NET ASSET VALUE AND OFFERING/REDEMPTION
PRICE PER SHARE                                                       $      21.28
                                                                      ============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1998  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                              $  6,569,230
Dividends                                                                  182,318

TOTAL INVESTMENT INCOME                                                  6,751,548
                                                                      ------------



EXPENSES:
Investment advisory fees                                                 1,139,449
Transfer agent fees                                                         12,114
Professional fees                                                           44,150
Dividend expense on securities sold short                                  482,321
Directors' fees and expenses                                                 8,750
Registration and filing fees                                               134,146
Custodian fees                                                               6,455
Legal fees                                                                  30,380
Insurance                                                                    6,300
Other                                                                       13,869
                                                                      ------------

TOTAL EXPENSES                                                           1,877,934
                                                                      ------------

NET INVESTMENT INCOME                                                    4,873,614
                                                                      ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        17,053,911
Change in unrealized appreciation                                        6,089,666
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS                                                      23,143,577
                                                                      ------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                         $ 28,017,191
                                                                      ============


   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                          OCTOBER 31, 1998     APRIL 30, 1998
                                                          ----------------     --------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                  $   4,873,614       $   2,817,433
     Net realized gain (loss) from investments                 17,053,911          (2,695,581)
     Net change unrealized appreciation on investments          6,089,666          23,436,190
                                                            -------------       -------------

         Net increase in net assets resulting
            from operations                                    28,017,191          23,558,042
                                                            -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                              -          (1,491,994)
     Net realized gains on investments                                  -          (6,130,010)
                                                            -------------       -------------

         Net distributions to shareholders                              -          (7,622,004)
                                                            -------------       -------------

CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sales of shares                        241,345,973         160,368,629
     Distributions reinvested in shares                         6,100,095
     Cost of shares redeemed                                  (28,416,235)        (85,213,983)
                                                            -------------       -------------

NET INCREASE IN NET ASSETS RESULTING
     FROM CAPITAL SHARE TRANSACTIONS                          212,929,738          81,254,741
                                                            -------------       -------------

TOTAL INCREASE IN NET ASSETS:                                 240,946,929          97,190,779

NET ASSETS:
     Beginning of period                                      157,822,972          60,632,193
                                                            -------------       -------------

     End of period                                          $ 398,769,901       $ 157,822,972
                                                            =============       =============


   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS



                                                     Six
                                                    months                      Years Ended April 30,
                                                    Ended      -------------------------------------------------------
                                                   10/31/98
                                                 (Unaudited)     1998        1997        1996        1995        1994
                                                 ------------  --------    --------    --------    --------    --------
Selected Per Share Data:
Net asset value, beginning of period              $  18.68     $  15.77    $  14.49    $  11.35    $  12.26    $  12.94
                                                  --------     --------    --------    --------    --------    --------
Income (loss) from Investment Operations:
        Net investment income (loss)*                 0.20         0.25        0.22        0.27        0.54        0.06
        Net realized and unrealized gain (loss)
           on investments                             2.40         3.75        2.95        3.31       (0.81)       1.99
                                                  --------     --------    --------    --------    --------    --------
           Total from investment operations           2.60         4.00        3.17        3.58       (0.27)       2.05
                                                  --------     --------    --------    --------    --------    --------
       Less Distributions:
           From net investment income                   -         (0.21)      (0.24)      (0.44)      (0.41)      (0.04)
           From net realized gain on investments        -         (0.88)      (1.65)          -       (0.23)      (2.69)
                                                  --------     --------    --------    --------    --------    --------
              Total distributions                       -         (1.09)      (1.89)      (0.44)      (0.64)      (2.73)
                                                  --------     --------    --------    --------    --------    --------
Net asset value, end of period                    $  21.28     $  18.68    $  15.77    $  14.49    $  11.35    $  12.26
                                                  ========     ========    ========    ========    ========    ========
Total Return                                         13.92%       25.77%      23.24%      31.80%      (2.28)%     16.48%
Ratios and Supplemental Data:
       Net assets, end of period (in 000's)       $398,770     $157,823    $ 60,632    $ 38,030    $ 32,261    $ 18,830

Ratios to average net assets:
       Expenses before dividends on securities
          sold short (After Reimbursement)            0.97% #      1.17%       1.26%       1.38%       1.18%       1.21%
       Expenses from dividends sold short             0.33% #      0.05%       0.08%       0.18%       0.45%          -
                                                  --------     --------    --------    --------    --------    --------
       Total expenses (After Reimbursement)           1.30% #      1.22%       1.34%       1.56%       1.63%       1.21%
       Total expenses (Before Reimbursement)          1.30% #      1.22%       1.34%       1.56%       1.79%       1.77%
       Net investment income (loss)                   3.38% #      2.54%       2.01%       1.94%       3.55%       0.44%
       Portfolio turnover                              283%         200%        229%        222%        331%        292%
       Average commission per share **                 N/A     $ 0.0467    $ 0.0555         N/A         N/A         N/A



     * Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52, ($.01), ($.09), and ($.10) for the years ended April 30, 1995 through 1992, respectively. No expenses were waived for the years ended April 30, 1998 through April 30, 1996.
    ** Represents average commission rate per share charged to the Fund on purchases and sales of equity investments on which commissions were charged during the period.
     # Annualized
   N/A -Not available

   The accompanying notes are an integral part of these financial statements.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                      Advisory Fee          Average Daily Net Assets
                      ------------          ------------------------
                           .90%             Up to $100 million
                           .80%             In excess of $100 million but not greater than $200 million
                           .70%             In excess of $200 million but not greater than $300 million
                           .60%             In excess of $300 million but not greater than $500 million
                           .50%             In excess of $500 million

         Under that management agreement, the Advisor agreed to waive 40 basis points of its compensation for the period August, 1992, through February, 1994, and 20 basis points for the period March, 1994, through, February, 1995.

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the period ended October 31,1998.

         The Fund has entered into a distribution agreement with C&O Funds Distributor, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. and C&O Funds Distributor, Inc. are wholly-owned subsidiaries of Caldwell & Orkin, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the period ended October 31,1998, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $282,500,493 and $201,616,993, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         SHORT SALES AND SEGREGATED CASH (CONTINUED):

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 40% of the Fund's total net assets. At October 31, 1998, the Fund had 39.19% of its total net assets in short positions.

         For the period ended October 31, 1998, the cost of investments purchased to cover short sales and proceeds from investments sold short were $190,656,888 and $296,831,955, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions were as follows:


                                                                Six months
                                                             ended October 31,      Year ended
                                                                  1998            April 30, 1998
                                                             -----------------    --------------
Shares sold                                                     11,691,025           8,996,907
Shares issued in connections with reinvestment
of distributions                                                         -             345,810
Shares reacquired                                               (1,397,299)         (4,737,049)
                                                                ----------          ----------
Net increase in shares outstanding                              10,293,726           4,605,668
                                                                ==========          ==========



5.       RELATED PARTY TRANSACTIONS:

         As of October 31, 1998, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 0.70%, respectively.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND




         BOARD OF DIRECTORS                                          TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
         Michael B. Orkin, President & Chairman                      Countrywide Fund Services, Inc.
         H. Eugene Caldwell, Chairman Emeritus                       312 Walnut Street, 21st Floor
         Frederick T. Blumer                                         Cincinnati, OH  45202
         David L. Eager
         Robert H. Greenblatt
         Henry H. Porter, Jr.                                        INDEPENDENT ACCOUNTANTS
                                                                     Tait, Weller & Baker
                                                                     Eight Penn Center Plaza
         INVESTMENT ADVISOR                                          Suite 800
         C&O Funds Advisor, Inc.                                     Philadelphia, PA  19103-2108
         2050 Tower Place
         3340 Peachtree Road, NE
         Atlanta, GA  30326                                          LEGAL COUNSEL
                                                                     Kilpatrick Stockton LLP
                                                                     1100 Peachtree Street
         DISTRIBUTOR                                                 Suite 2800
         C&O Funds Distributor, Inc.                                 Atlanta, GA  30309-4530
         2050 Tower Place
         3340 Peachtree Road, NE
         Atlanta, GA  30326                                          CUSTODIAN
                                                                     Bank One Ohio Trust Company, N.A.
         (EFFECTIVE JANUARY 1, 1999)                                 235 West Schrock Road
         CW Fund Distributors, Inc.                                  Westerville, OH  43081
         312 Walnut Street, 21st Floor
         Cincinnati, OH  45202


                                FUND INFORMATION
               For a prospectus or further information please call (404) 239-0707 or (800) 237-7073.


                                  FUND LISTINGS
    The Fund is listed in The Wall Street Journal, Investor's Business Daily,
                   The New York and many local newspapers as
                             C&OMKTOPP or CALDORKMO.
                         Its quotation symbol is COAGX.


 These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not
   authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.



                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                2050 TOWER PLACE
                             3340 PEACHTREE ROAD, NE
                                ATLANTA, GA 30326
                             E-MAIL: COFUNDS@AOL.COM